Exhibit 32.1




                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                                18 U.S.C. ss.1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Datascension Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date therein specified (the "Report") "Report"), I, D. Scott Kincer, Chief Executive Officer and Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully  complies   with  the  requirements  of   Section
13(a) of the Securities Exchange Act of 1934; and

         (2) The   information  contained  in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                     /s/ D. Scott Kincer
                                     --------------------------------
                                     DAVID SCOTT KINCER,
				     Chief Executive Officer
                                     and Principal Accounting Officer

Dated: April 2, 2007